__________DEVELOPMENT CAPITAL GROUP, INC. ___________

CONFIDENTIAL SUBSCRIPTION AND
INVESTMENT REPRESENTATION AGREEMENT

Date    , 20 --

Common Stock Shares in a Corporation
Organized under the Laws of Florida

Contacts Persons

Principle

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

  Common Shares of DEVELOPMENT CAPITAL GROUP, INC.

The undersigned,               (the “undersigned” or the “Investor”), hereby subscribes for the purchase of (#) 2          _ Common Shares of                    , a Florida corporation (the “Company”), in the aggregate amount of $_   _ (the “Securities”).  The undersigned herewith submits the undersigned’s check or effects a wire transfer of immediately available funds in the amount of $__ in full payment for the purchase of the Securities (the “Subscription Price $0.00per share”).  In exchange for such payment of the Subscription Price of $0.00       per share, the undersigned shall receive (#)    _Company Common Shares.

The undersigned agrees to execute this Subscription and Investment Representation (the “Agreement”).

Consummation of the sale of the Securities to the undersigned shall be consummated on or before_______ (the “Closing Date”), unless such Closing Date shall be extended by the Company.

1.      Certain Representations of the Subscriber

In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that the undersigned:

(a)           Has had an opportunity to perform due diligence related to the Company and ask questions of an officer of the Company and is satisfied with the results of such due diligence review.

(b)           Realizes and accepts the personal financial risk attendant to the fact that that purchase of the Securities represents a speculative investment involving a high degree of risk, and should not be purchased by any persons not prepared to lose their entire investment.

(c)           Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities, and can afford to hold the Securities indefinitely.

(d)           Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws (the “State Laws”), and they may be sold only pursuant to registration under the Act and State Law, or an opinion of counsel that such registration is not required.

(e)           Realizes that the Securities may become publicly-traded in the future and that the market price of the Securities, from time to time, may be less than the price paid by the Subscriber for said Securities.

(f)           Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor intends to use in connection with a decision as to whether to purchase the Securities).

(g)           Realizes that (a) there are substantial restrictions on the transfer of the Securities; (b) there is not currently a public market for the Securities, and it is unlikely that in the future there will exist a public market for the Securities, and accordingly, for the above and other reasons, the undersigned may not be able to liquidate an investment in such Securities for an indefinite period.

2.      Investment Intent

The undersigned has been advised that the Securities have not been registered under the Act or relevant State Laws but are being offered, and will be offered, and sold pursuant to exemptions from the Act and State Laws, and that the Company’s reliance upon such exemption is predicated in part on the undersigned’s representations contained herein.  The undersigned represents and warrants that the Securities are being purchased for the undersigned’s own account and for long term investment and without the intention of reselling or redistributing the Securities; that the undersigned has made no agreement with others regarding any of the Securities; and that the undersigned’s financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Securities in the foreseeable future.  The undersigned is aware that (1) there is presently no public market for the Securities, and in the view of the Securities and Exchange Commission a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (2) the transferability of the Securities is restricted and (a) requires the written consent of the Company, and (b) will be further restricted by a legend placed on the certificate(s) representing the Securities containing substantially the following language:

The securities represented by this certificate have not been registered under either the Securities Act of 1933, as amended, or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering such securities, or the Company receives an opinion of counsel acceptable to the Company stating that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.

The undersigned further represents and agrees that if contrary to the undersigned’s foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining (1) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Act and applicable State Laws, or (2) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities except as explicitly provided by written agreement).

3.      Residence

The undersigned represents and warrants that the undersigned is a bona fide resident of the State of (circle one)   , (other)  and that the Securities are being accepted by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

PARAGRAPHS 5 AND 6 BELOW ARE REQUIRED IN CONNECTION WITH EXEMPTIONS FROM THE ACT AND APPLICABLE STATE SECURITIES LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO OFFER AND SALE OF THE SECURITIES.  ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL.  THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION WHICH THE COMPANY OR ITS COUNSEL DEEMS NECESSARY IN ORDER TO VERIFY THE RESPONSES SET FORTH ABOVE.

4.      Accredited Status

The undersigned represents and warrants as follows (check if applicable):

a.           Accredited Investor: Individual

(1)_______ The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.  (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.);

(2)________ The undersigned is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year;

(3)___x____ The undersigned is an individual who had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects an income in excess of $300,000 in the current year; or

(4)___ ____ The undersigned is a director or executive officer of the Company.

b.           Accredited Investor: Entity

(1)________ The undersigned is an entity all of whose equity owners meet one of the tests set forth in part a., above.

(2)________ The undersigned is an entity and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.  This representation is based on the following (check one or more, as applicable):

(a)______ The undersigned (or in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity;

(b)______ The undersigned is an insurance company as defined in Section 2(13) of the Act;

(c)_______ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(d)________ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(e)________ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one of more, as applicable):

(i)__ The investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

(ii)__The employee benefit plan has total assets in excess of $5,000,000; or

(iii)___The plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the 1933 Act.

(f)________ The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

(g)________ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is one or more of the following (check one or more, as appropriate):

(i)________an organization described in Section 501(c) (3) of the Internal Revenue Code; or

(ii)________ a corporation; or

(iii)________a Massachusetts or similar business, trust; or

(iv)________ a partnership.

(h)_________ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the investment in the Securities.  IF ONLY THIS RESPONSE IS CHECKED, PLEASE CONTACT THE COMPANY TO RECEIVE AND COMPLETE AN INFORMATION STATEMENT BEFORE THIS SUBSCRIPTION CAN BE CONSIDERED BY THE COMPANY.

5.      Entities

If the undersigned is an entity, the individual signing on behalf of the entity and the entity jointly and severally agree and certify that:

a.           the undersigned was not organized for the specific purpose of acquiring the Securities; and

b.
this Agreement has been duly authorized by all necessary action on the part of the undersigned, and is a legal, valid, and binding obligation of the undersigned enforceable in accordance with its terms.

6.      Relationship to Brokerage Firms

Please answer the following questions by checking the appropriate response.  if yes is given, please contact the company to provide additional information before your subscription can be considered.

a.	______YES__NO : Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?

b.
______YES __NO   :  Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm or a person holding a broker/dealer license pursuant to Securities Exchange Act of 1934?

c.           _____YES___NO   :  Does the Investor own voting securities of any brokerage firm?

d.
_____YE S___NO    :  If the undersigned is an entity, is any director, officer, partner or 5% owner of the undersigned also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm?

7.      Manner in Which Title Is To Be Held

Please check one:
_____ Individual
______Joint Tenant with Right of Survivorship
______Partnership
______Tenants in Common
______Corporation
______Other (Specify_____________________)

8.      Miscellaneous

(a)           The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations, and warranties contained herein; agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the consummation of the transactions contemplated hereby; and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

(b)           The respective representations, warranties, agreements and covenants of the Company and the Investor set forth in this Agreement shall survive until the second anniversary of the Closing Date.

(c)           This Agreement shall inure to the benefit of and be binding upon Investor and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Investor may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

(d)           No failure or delay on the part of the Company or Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or Investor at law or in equity or otherwise.  No waiver of or consent to any departure by the Company or Investor from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below.

Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Investor.

Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or Investor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

(e)           This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

(f)           If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

(g)           THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF BOCA RATON, FLORIDA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

(h)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i)           The Company will not, by amendment of its Certificate of Incorporation, or through any reorganization, re-capitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, or take any action which would dilute or adversely affect the ownership interest of Investor in the Company upon conversion, but will at all times in good faith assist in carrying out of all of the provisions of this Agreement, and to take all such actions as may be necessary or appropriate in order to protect and issue the conversion rights of Investor against impairment.

(j)           Facsimile signatures shall be construed and considered original signatures for purposes of enforcement of the terms of this agreement.

[Signature page follows – the balance of this page intentionally left blank]

Signature Page to subscription agreement

INDIVIDUAL SUBSCRIBERS:

___________________________________________
Signature

____________________________________________
Name (Typed or Printed)

 ____________________________________________
Street Address

____________________________________________
City, State and Zip Code

___________________________________________
____________________________________________
Passport

ENTITY SUBSCRIBERS:

_______________________________________
Signature

____________________________________________
Name (Typed or Printed)

____________________________________________
Name of Entity

____________________________________________
Street Address

____________________________________________
City, State and Zip Code

____________________________________________
Business Phone Number

________________________
Tax Identification Number

Development Capital Group, Inc. hereby acknowledges receipt from           of

Such Subscriber’s check in the amount of $ ____, and accepts this subscription of

Common Shares as of    .

Signature

Director